UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SUBAYE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUBAYE, INC.
9/F., Beijing Business World
56 East Xinglong Street, Chongwen District
Beijing, China 100062

 June [4], 2010

To the Stockholders of Subaye, Inc.:

The annual meeting of the stockholders (the “Meeting”) of Subaye, Inc. (the “Company”) will be held on July 16, 2010 at 12:00 p.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope provided. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chief Executive Officer of the Company.

Sincerely,

/s/ Zhiguang Cai
Zhiguang Cai
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on July 16, 2010: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2009 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at [___]. These proxy materials are available free of charge.

SUBAYE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on July 16, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Subaye, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022 for the following purposes:

1.   To elect a slate of nominees consisting of Zhiguang Cai, Alan R. Lun, Larry Schafran, Jinliu Deng and Qimei Liu (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company;

2.   To approve and adopt the Subaye, Inc. 2010 Omnibus Long-Term Incentive Plan;

3.   To ratify the appointment of DNTW Chartered Accountants, LLP as the Company’s independent registered public accountants for fiscal 2010; and

4.   To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Zhiguang Cai
Zhiguang Cai
Chief Executive Officer

June [4], 2010

SUBAYE, INC.
9/F., Beijing Business World
56 East Xinglong Street, Chongwen District
Beijing, China 100062
_______________

PROXY STATEMENT
______________

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Subaye, Inc., a Delaware corporation (the “Company” or “Subaye”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 12:00 p.m., local time, on July 16, 2010 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is June [4], 2010.  The proxy material are also available free of charge on the internet at [____].   The stockholder is invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, the stockholder does not need to attend the annual meeting to vote.  Instead the stockholder may simply complete, sign and return the proxy card, or may complete the proxy card online at [__].

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on May 17, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were [7,444,931] shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

PROPOSAL ONE

ELECTION OF DIRECTORS

Subaye’s Board is currently comprised of five members. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Zhiguang Cai, Alan R. Lun, Larry Schafran, Jinliu Deng, and Qimei Liu. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Zhiguang Cai, Alan R. Lun, Larry Schafran, Jinliu Deng, and Qimei Liu. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Zhiguang Cai, Alan R. Lun, Larry Schafran, Jinliu Deng, and Qimei Liu has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with Subaye, Inc., the dates of their initial election or appointment as director are as follows:

Name	Position With the Company	Age	Director Since
Zhiguang Cai	Chief Executive Officer, Director	40	September 2009
Alan R. Lun	President, Director	46	April 2007
Larry Schafran (1)(2)(3)	Director	71	November 2009
Jinliu Deng (1)(2)(3)	Director	46	October 2009
Qimei Liu (1)(2)(3)	Director	36	November 2009
__________________
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

Zhiguang Cai, our Chief Executive Officer and a member of the Board, joined the Company in 2000. He was appointed Chief Executive Officer of the Company on September 5, 2009.  From August, 2009 to November, 2009, Mr. Cai was the Chief Executive Officer of Subaye.com, Inc., a wholly-owned subsidiary of the Company.  He was the Vice President of Guangzhou Subaye Computer Tech Ltd. (“Subaye Computer Tech”), a majority owned subsidiary of the Company from June 2006 to July 2009, where he was responsible for the development of Subaye Computer Tech's network and systems integration business and for the planning analysis of software products, as well as technical training and research and development. From October 2003 through June 2006, Mr. Cai was the Director of Subaye Computer Tech's software research and development center. From October 2000 to September 2003, Mr. Cai was the webmaster of Mystaru Limited (formerly known as IC Star MMS Limited), a wholly owned subsidiary of the Company. Prior to October 2000, Mr. Cai worked for five years as a teacher of Xishui Computer Normal School in Hubei province. Mr. Cai graduated in 1995 from the Central China Normal University Department of Computer Science.

Alan R. Lun, our President and a member of the Board, is also the Chief Executive Officer of MyStarU Ltd., a wholly-owned subsidiary of the Company, a position he has held since March 2006. From March 2001 through February 2006, Mr. Lun was the division manager of Guangdong Country Garden Property Management Co. Ltd., a property management company in China.  On September 5, 2009, Mr. Lun resigned as the Company’s Chief Executive Officer, but remains the Company’s President and a director.

Larry Schafran, a member of the Board since November 2009, has extensive experience in the financial markets and corporate governance, and is a member of the Board of Directors of other U. S. publicly-traded companies.  Mr. Schafran currently is a Managing Director of Providence Capital, Inc., a private New York City based activist investment firm, specializing in small-cap mining and oil/gas exploration firms. He has held this position since July 2003.  From 1999 through 2002, Mr. Schafran served as Trustee, Chairman/Interim-CEO/President and Co- Liquidating Trustee of the Special Liquidating Trust of Banyan Strategic Realty Trust. He also serves as a director of SecureAlert, Inc., Tarragon Corporation, National Patent Development Corp., New Frontier Energy, Inc., DollarDays International, Inc. and SulphCo, Inc.  Mr. Schafran received a Bachelor of Arts Degree in Finance and a Masters Degree in Business Administration from the University of Wisconsin.

Jinliu Deng, a member of the Board since October 2009, provided consulting services to the Company between July 2007 and July 2009.  Mr. Deng was not compensated $60,000 or more in fees from the Company in the three years prior to October 19, 2009.  From June 2000 to the present, Mr. Deng has served as the general manager of Guangzhou Free Stage Studios Limited, a leading entertainment stage company in the People’s Republic of China.

Qimei Liu, a member of the Board since November 2009, has served as the general manager of Hongjian Hotel, a business travel services hotel in Guangzhou, the People’s Republic of China, from July 2006 through the present.  From May 2005 to June 2006, Ms. Liu was the assistant to the Chief Information Officer of HRDQ Group, Inc. Prior to May 2005, Ms. Liu was the assistant to the Chief Operations Officer of Blogolb.com, a video sharing website in the People’s Republic of China.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH
OF ZHIGUANG CAI, ALAN R. LUN, LARRY SCHAFRAN, JINLIU DENG, AND QIMEI LIU

PROPOSAL TWO

APPROVAL AND ADOPTION OF THE SUBAYE, INC. 2010 OMNIBUS LONG-TERM INCENTIVE PLAN

On May 4, 2010, Subaye’s Board approved and adopted the Subaye, Inc. 2010 Omnibus Long-Term Incentive Plan (the “Plan”), and authorized us to issue up to 900,000 shares of our Common Stock under the Plan, subject to adjustment to take account of stock dividends, stock splits, recapitalizations and similar corporate events.  The Plan became effective when it was approved by our Board, subject to approval by our stockholders.  The principal features of the Plan are described below.

The Board believes it is important to adopt the Plan in order to provide a mechanism to grant stock options and other stock awards to directors, employees and consultants as an incentive and to tie their interests closer to those of our stockholders. In addition, the Board believes it is important to have reserved a sufficient number of shares to support stock option grants and awards for the foreseeable future.

Following is a summary of the material provisions of the Plan. The summary does not purport to be a complete statement of the Plan, and while references are made to the full text of the Plan, the full Plan is attached for your review hereto as Exhibit A. All capitalized terms not defined herein shall have the same meaning ascribed to them within the Plan.

Summary of the Plan

Purpose

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

Administration of the Plan

The Plan will be administered by the Board, or at the Board’s discretion, the Compensation Committee, such other committee as determined by the Board of Directors, or a subcommittee consisting solely of non-employee, outside directors (the “Committee”), as is consistent with the Company’s Certificate of Incorporation or Bylaws and applicable law.  The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

Eligibility

Awards may be granted to any employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate, as the Committee shall determine and designate from time to time in its discretion.

Awards

The Committee, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Committee deems appropriate.

The types of awards the Committee will be able to grant will be:

•
Stock Options. A stock option entitles the holder to purchase shares of our Common Stock for a price that is determined when the stock option is granted, which may not be less than 100% of the fair market value of our Common Stock on the date of grant. Stock options may be either incentive or non-incentive.  Options may be wholly or partly exercisable when they are granted, or they may become exercisable in whole or in installments at a subsequent date or dates, as established by the Committee when granting the award. A stock option may require that the exercise price be paid in cash or may permit it to be paid in whole or in part with shares of our Common Stock (either previously owned shares or shares issuable upon exercise of the stock option) valued at their fair market value on the date the stock option is exercised. The Committee will specify the term of each stock option when it is granted, but the term may not exceed ten years.

•
Stock Appreciation Rights (SARs).  An SAR allows the holder, upon exercise, to receive the excess of the fair market value of one share of Common Stock of the Company on the date of exercise over the grant price of the SAR. The Committee shall determine the circumstances under which an SAR may be exercised, the month of exercise and method of settlement. SARs may be awarded independently or in tandem with other awards.

•
Restricted Stock. Restricted stock is shares of Common Stock that are issued to a participant (and of which the participant becomes the owner), which are subject to such restrictions as to transferability and risk of forfeiture as imposed by the Committee.  The restrictions may lapse separately under such circumstances such as achievement of performance goals and/or future service requirements.  Except to the extent restricted under the terms of the Plan, any grantee of shares of restricted stock under the Plan are entitled to vote them and receive dividends and distributions with regard to them even before they vest. Shares of restricted stock may not be transferred or pledged until they vest, except with the approval of the Committee, and then only if the person to whom they are transferred agrees to abide by the forfeiture provisions.

•	Restricted Stock Units (RSUs). An RSU is a right to receive stock, cash, or a combination thereof at the end of a specified deferral period as determined by the Committee.

•
Unrestricted Stock.  Unrestricted stock is freely tradable stock that does not contain a restrictive legend.  The unrestricted stock granted pursuant to the Plan will be registered on a Registration Statement on Form S-8.

•	Cash Awards.

The Committee is also authorized to grant stock as a bonus or to grant stock in lieu of obligations to pay cash under the Plan or under other compensatory arrangements.

The Board of the Company may amend or terminate the Plan at any time, except that any amendment or alteration to the Plan shall be contingent on the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange, provided that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
SUBAYE, INC. 2010 OMNIBUS LONG-TERM INCENTIVE PLAN

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed DNTW Chartered Accountants, LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2010. Services provided to the Company by our independent registered public accountants in fiscal 2009 are described under “Audit-Related Matters—Auditor Fees and Services,” below.

We are asking our stockholders to ratify the selection of DNTW Chartered Accountants, LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of DNTW Chartered Accountants, LLP to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF DNTW CHARTERED ACCOUNTANTS, LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2010

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held five meetings during 2009. An Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee were established in November 2009.  In fiscal year 2009, the Audit Committee held no meetings, the Compensation Committee held no meetings, and the Nominating and Corporate Governance Committee held no meetings.

Board Committees

Audit Committee

The Audit Committee is currently comprised of Larry Schafran (Chair), Jinliu Deng and Qimei Liu, each of whom are “independent” as defined by NASDAQ rules. Immediately following the Meeting, assuming the election of the Nominees, the Audit Committee will be comprised of Larry Schafran (Chair), Jinliu Deng and Qimei Liu, each of whom will be “independent” as defined by NASDAQ rules. The Audit Committee has an Audit Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on November 20, 2009.   Larry Schafran is the designated “financial expert” as defined by the Securities and Exchange Commission’s (the “SEC”) rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee was established on November 19, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Qimei Liu (Chair), Jinliu Deng and Larry Schafran, all of whom are “independent” directors as defined by NASDAQ rules. Immediately following the Meeting, assuming the election of the Nominees, the Compensation Committee will be comprised of Qimei Liu (Chair), Jinliu Deng and Larry Schafran, each of whom will be “independent” as defined by NASDAQ rules. The Compensation Committee has a Compensation Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on November 20, 2009.  The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board.  The Compensation Committee was established on November 19, 2009.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board. The Nominating Committee has a Nominating and Corporate Governance Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on November 20, 2009. The Nominating Committee submits the list of candidates to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. The Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Jinliu Deng (Chair), Larry Schafran and Qimei Liu. Immediately following the Meeting, assuming the election of the Nominees, the Nominating Committee will be comprised of Jinliu Deng (Chair), Larry Schafran and Qimei Liu, each of whom will be “independent” as defined by NASDAQ rules. The Nominating Committee was established on November 19, 2009.

Director Nominations and Independence

The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be nominated. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Other relevant factors, including age and diversity of skills, will also be considered. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

In addition, the Board reviews each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. The following members of our Board meet the independence requirements and standards currently established by NASDAQ: Larry Schafran, Qimei Liu and Jinliu Deng.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Zhiguang Cai at 9/F., Beijing Business World, 56 East Xinglong Street, Chongwen District, Beijing, China 100062. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Cai and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings.

Compensation of Directors

The Company has adopted a compensation arrangement for its independent directors.  The independent directors will receive $1,000.00 for each meeting of the Board they attend in person and $500.00 for each meeting of the Board in which they participate by telephone or video conference.  Additionally, the independent directors will receive an annual payment of either (i) 10,000 shares of the Company’s common stock, par value $0.001, which shall be paid in quarterly grants of 2,500 shares, or (ii) an option to purchase 20,000 shares of the Company’s common stock, ¼ of which shall vest each quarter.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Zhiguang Cai	40	Chief Executive Officer
Alan R. Lun	46	President
James T. Crane	33	Chief Financial Officer

Certain Relationships and Related Transactions.

None.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of June __, 2010, information known to us relating to the beneficial ownership of shares of common stock by each person who is the beneficial owner of more than 5 percent of the outstanding shares of common stock, each director, each executive officer, and all executive officers and directors as a group.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Position
Enthral Island Limited 10/F., KSH Centre 151 Hoi Bun Road, Kowloon, Hong Kong, China	2,993,627	40.21%	5% owner

Wukuang IE Limited 7/F., HaiYiGe, Biguiyuan Shunde, Fushan GD China	600,000	8.06%	5% owner

Insequor Capital, Inc. 61 Rosena Lane Uxbridge, Ontario L9P 1X6	450,000	6.04%	5% owner
Zhiguang Cai	30,000	0.40%	Chief Executive Officer, Director
James T. Crane	122,254	1.64%	Chief Financial Officer

Alan Lun	30,000	0.40%	President, Director
Yaofu Su	15,000	0.08%	Vice President
He Yao	10,000	0.13%	Secretary
Larry Schafran	5,800	0.08%	Director
Jinliu Deng	2,900	0.04%	Director
Qimei Liu	2,900	0.04%	Director
Directors and Executive Officers as a Group	194,150	2.61%

* Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address of the Company.

Compensation of Officers

The following table presents a summary of the compensation paid to our executive officers during the fiscal years ended September 30, 2009 and 2008. Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to the named executive officers.

Summary Compensation Table

Name and Principal Position	Year Ended September 30,	Salary $	Bonus $	Stock awards $	Option awards $	Nonequity incentive plan compensation $	Nonqualified deferred compensation earnings $	All other compensation $	Total $
Zhiguang Cai	2009	28,000	0	2,275	0	0	0	0	30,275
Chief Executive Officer, Director	2008	24,000	0	0	0	0	0	0	24,000

James T. Crane	2009	0	0	12,000	0	0	0	179,163	191,163
Chief Financial Officer [1]	2008	0	0	252,400	0	0	0	99,049	351,449

Alan R. Lun	2009	40,000	0	1,517	0	0	0	0	41,517
Chief Executive Officer, [2] President, Director	2008	40,000	0	130,000	0	0	0	0	170,000

1 Mr. Crane is compensated through his professional services firm J. Crane & Company, P.C. The figures included herein represent compensation paid to Mr. Crane personally or J. Crane & Company, P.C.
2 Mr. Lun resigned as the Chief Executive Officer on September 5, 2009 but remains the Company’s President and Director.

Employment Agreements

The Company has entered into employment agreements with its officers. The terms of the employment agreements are disclosed below:

Zhiguang Cai.  The Company entered into an employment agreement with Mr. Cai, our Chief Executive Officer, on September 24, 2009.  Such agreement is effective until September 2, 2011 and is automatically renewable for additional one-years terms.  Pursuant to the agreement, Mr. Cai receives a base annual salary of $30,000.  He also received 30,000* restricted shares of the Company’s Common Stock, which shall vest over the initial term of the agreement.  Mr. Cai receives various benefits pursuant to the agreement, including medical, dental, vision, disability and life insurance, pension benefits, participation in a retirement plan, reimbursement for business expenses, and use of a car and driver.  The agreement may be terminated by either the Company or Mr. Cai for any reason at any time.

Alan R. Lun.  The Company entered into an employment agreement with Mr. Lun, our President, on September 24, 2009.  Such agreement is effective until October 2, 2011 and is automatically renewable for additional one-year terms.  Pursuant to the agreement, Mr. Lun receives a base annual salary of $10,000.  He also received 20,000* restricted shares of the Company’s Common Stock, which shall vest over the initial term of the agreement.  Mr. Lun receives various benefits pursuant to the agreement, including medical, dental, vision, disability and life insurance, pension benefits, participation in a retirement plan, reimbursement for business expenses, and use of a car and driver.  The agreement may be terminated by either the Company or Mr. Lun for any reason at any time.

James T. Crane.  The Company entered into a consulting agreement with Mr. Crane on October 11, 2009, pursuant to which Mr. Crane agreed to as the Company’s Chief Financial Officer for an initial term of three years, after such time the agreement will terminate automatically.  Mr. Crane, an independent contractor, bills the Company for time incurred by him and his employees to perform the services under the agreement.  The total cash payments for such services shall not exceed 700,000 Chinese Yuan per year without Company approval, subject to adjustment if the Company’s total assets change by over 50% or the Company files a Registration Statement on Form S-1 or Form 10.  Additionally, under the agreement, Mr. Crane received a stock award of 22,500* shares of the Company’s Common Stock, which contain registration rights and which shall vest pro rata over the term of the consulting agreement.  The consulting agreement may be terminated by either the Company or Mr. Crane for any reason upon 30 days notice.

*	The number of shares of Common Stock are adjusted herein to reflect the 100 for 1 reverse split of the Company's Common Stock which went into effect on October 23, 2009.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year-End
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Zhiguang Cai	0	0	0	0	-	29,750	$270,725	0	0
James T. Crane	0	0	0	0	-	18,667	$168,000	0	0
Alan R. Lun	0	0	0	0	-	19,833	$180,483	0	0

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2009, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met except as follows:

Number of Late Reports
Zhiguang Cai	2
Alan Lun	2
James T. Crane	2
Yaofu Su	1
He Yao	2
Wukuang IE Ltd.	1

 Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past five (5) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationships

None.

AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

AUDIT FEES

The aggregate fees billed by the Company's auditors for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for fiscal 2009 and 2008 and quarterly reviews of the consolidated financial statements included in the Company's Forms 10-K and 10-Q for fiscal 2009 and 2008, and for the review of the Company’s Form S-1 were $200,084 and $184,155, respectively.

AUDIT-RELATED FEES

The Company's auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.

TAX FEES

The aggregate fees billed by the Company's auditors for professional services for tax compliance, tax advice, and tax planning were $0 for fiscal 2009 and 2008.

ALL OTHER FEES

The aggregate fees billed by the Company's auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting in fiscal 2009 and 2008 were $0.

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

a.   are not expected to be present at the Meeting;

b.   will have the opportunity to make a statement if they desire to do so; and

c.   are not expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's 2010 Proxy Statement. This report is provided by the following directors, who comprise the Compensation Committee

Jinliu Deng
Qimei Liu
Larry Schafran

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditors' independence. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by its independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009 for filing with the SEC and the Board approved that recommendation.

Larry Schafran
Jinliu Deng
Qimei Liu

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 9/F., Beijing Business World, 56 East Xinglong Street, Chongwen District, Beijing, China 100062.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before February 4, 2011. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors, the approval and adoption of the Plan, and the ratification of DNTW Chartered Accountants, LLP. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding Subaye that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2009, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Subaye, Inc., at 9/F., Beijing Business World, 56 East Xinglong Street, Chongwen District, Beijing, China 100062, or on the SEC’s internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

June __, 2010	/s/
Zhiguang Cai
Chief Executive Officer

PROXY

SUBAYE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 16, 2010

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Zhiguang Cai and Alan Lun, INDIVIDUALLY or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 12:00 p.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. Zhiguang Cai, Alan R. Lun, Larry Schafran, Jinliu Deng, and Qimei Liu
☐ FOR all nominees, listed above (except as specified below). ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	APPROVAL OF SUBAYE, INC. 2010 OMNIBUS LONG TERM INCENTIVE PLAN.
☐ FOR the approval of the Subaye, Inc. 2010 Omnibus Long-Term Incentive Plan. ☐ WITHHOLD AUTHORITY to vote to approve the Subaye, Inc. 2010 Omnibus Long-Term Incentive Plan.

3.	RATIFICATION OF DNTW CHARTERED ACCOUNTANTS, LLP AS INDEPENDENT AUDITOR FOR SUBAYE, INC. FOR THE YEAR 2010.
☐ FOR ratification of the independent auditor. ☐ AGAINST ratification of independent auditor. ☐ ABSTAIN.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S)
OF THE NOMINEE(S) IN THE SPACE PROVIDED:

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SUBAYE, INC.
9/F., Beijing Business World
56 East Xinglong Street, Chongwen District
Beijing, China 100062

**Important Notice Regarding the Availability of Proxy Materials**

for the

2010 Annual Meeting of Stockholders

to Be Held on

July 16, 2010

The proxy statement and annual report on Form 10-K are available at https:/[__]/

Meeting Information		How to Vote

Date:	July 16, 2010
To vote, simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or internet.  Alternatively, you may elect to vote in person at the annual meeting.  You will be given a ballot when you arrive.

Time:	12:00 PM (EST)
Location:	K&L Gates LLP
599 Lexington Avenue
32nd Floor
New York, NY 10022

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of five directors for a term of one year or until the next annual meeting of stockholders

Nominees:  Zhiguang Cai
 Alan R. Lun
 Larry Schafran
 Qimei Liu
 Jinliu Deng

2.	Approval of the Subaye, Inc. 2010 Omnibus Long-Term Incentive Plan

3.	Ratification of Audit Committee’s appointment of DNTW Chartered Accountants, LLP. as the Company’s independent registered public accountants for fiscal year 2010